Exhibit 10.36

                      AMENDMENT NO. 1 TO PLEDGE AGREEMENT

        Amendment No. 1 to Pledge Agreement made as of this 27th day of September, 1995 between Donald P. Casey ("Pledgor") and Wang Laboratories, Inc., a Delaware corporation ("Pledgee").

        WHEREAS, Pledgor and Pledgee are parties to a Pledge Agreement dated as of June 21, 1994 (the "Pledge Agreement"), which secures Pledgor's obligations under a promissory note to Pledgee in the principal amount of $345,807.20, dated June 21, 1994, and amended on the date hereof;

        WHEREAS, Pledgor and Pledgee desire to amend the Pledge Agreement to change the number of shares of Common Stock of Pledgee pledged to secure such obligations;

        NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the Pledgor and Pledgee agree, with the intent to be bound hereby, as follows:

        1. Section 1 of the Pledge Agreement is amended to reduce the number of shares of common stock of Pledgee pledged to Pledgee to 32,307.

        In all other respects, the Pledge Agreement hereby is ratified and confirmed and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Pledge Agreement as of the date first written above.

                                            WANG LABORATORIES, INC.

                                            By:  /s/ Franklyn A. Caine
                                                 ----------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 ----------------------------
                                                 (print name and title)

                                                /s/ Donald P. Casey
                                            --------------------------
                                            DONALD P. CASEY